                                                                    EXHIBIT 10.2


                   FIRST AMENDMENT TO MOTEL PURCHASE AGREEMENT


                  THIS FIRST AMENDMENT TO MOTEL PURCHASE AGREEMENT (the "Amendment") is made as of July 30, 1998, by and among the parties set forth on the attached Exhibit A (referred to herein individually as "Seller" and collectively as "Sellers"), and the parties set forth on Exhibit B (referred to herein individually as "Buyer" and collectively as "Buyers").

                              W I T N E S S E T H:

                  WHEREAS, Sellers and Buyers are parties to that certain Motel Purchase Agreement (the "Agreement") dated as of July 22, 1998; and

                  WHEREAS, Sellers and Buyers desire to modify and amend the Agreement in certain respects as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Buyers agree as follows:

                  1. Section 2.3.1 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           2.3.1. Terms. The Purchase Money Loan shall be for a
                  term of five (5) years from the Closing Date. During the first twenty-four (24) months subsequent to the Closing Date, monthly payments of interest only on the outstanding principal balance of the Purchase Money Notes shall be due thereunder. On the second anniversary date thereof (the "Amortization Commencement") the then outstanding principal balance of the Purchase Money Loan shall be amortized over a 25-year term with level monthly payments of principal and interest until the maturity date at which date all principal plus any accrued but unpaid interest shall be due and payable. Payments on the Purchase Money Loan shall be subject to adjustment as provided in Section 2.3.5. Notwithstanding the foregoing, the Purchase Money Note with respect to the Nashville, Tennessee (Music Valley Drive) Motel shall mature on March 15, 1999.

                  2. Section 2.3.2 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           2.3.2. Rate. During the first twelve (12) month
                  period subsequent to the Closing Date, the Purchase Money Loan shall bear interest at a rate of 8% (interest only) computed on the then outstanding principal balance of the Purchase Money Notes. From and after the first anniversary date of the Closing Date (the "Initial

                  Rate Adjustment Date"), the Purchase Money Notes shall bear interest at a rate equal to the "Index" plus the Base Rate and subject to a floor and a ceiling as described herein. For purposes of this paragraph the Index shall be the spread between 8 1/2% and the rate on U.S. Treasury bills with five
                  (5) year maturities on the Initial Rate Adjustment Date. The "Base Rate" shall be equal to the rate on five (5) year U.S. Treasury bills on the Initial Rate Adjustment Date. On each anniversary date of the Initial Rate Adjustment Date, the Base Rate shall be adjusted to the rate on U.S. Treasury bills with five (5) year maturities on such date and the monthly payments during the next twelve (12) month period shall be determined based upon the then applicable aggregate interest rate over the remaining amortization period. Notwithstanding anything contained herein to the contrary, the total interest rate in any one year shall not be adjusted (up or down) by an amount greater than 100 basis points nor more than 200 basis points total from the Initial Rate Adjustment Date to the maturity date.

                  3. Section 3.22 of the Agreement is hereby amended by adding at the end thereof a new Section 3.22.5 as follows:

                           3.22.5. Consent to Assumption of Bonds. The
                  applicable Seller shall have received the consent of First Union National Bank and Wachovia Bank of North Carolina, N.A. to the assumption by the applicable Buyer of the obligations of the applicable Seller with respect to the Bonds (as defined in Section 4.5 hereof) and the granting of the Purchase Money Mortgages with respect to the Asset Motels financed by the Bonds as contemplated in this Agreement.

                  4. Section 4.2 of the Agreement is hereby amended by adding at the end thereof a new Section 4.2.9 as follows:

                           4.2.9. Assumption Documents. An assumption by the
                  applicable Buyer of all obligations of the applicable Seller relating to the Bonds and the documents executed by the applicable Buyer in connection therewith.

                  5. Section 4.5 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

                           4.5. Bond Financings. The applicable Sellers and the
                  applicable Buyers acknowledge the existence of certain series of tax exempt bonds outstanding with respect to the Motels as disclosed on Schedule 4.5 attached hereto (the "Bonds"). The applicable Sellers acknowledge the desire of the applicable Buyers to maintain such tax exempt financing in place and, in an effort to accomplish this desire, the applicable Sellers and the applicable Buyers agree as follows:

                                    4.5.1. Cash Escrow. The Sellers identified
                           in Schedule 4.5.1 attached hereto shall deliver to the issuer of the credit enhancement for the applicable Bonds as escrow agent (each an "Escrow Agent") immediately available funds on the Closing Date in the respective amounts as specified on
                           Schedule 4.5.1. Such amounts shall be held by the Escrow Agent in escrow pursuant to a separate agreement for each Asset Motel financed with the Bonds, such escrow agreements to be entered into at Closing and to incorporate the applicable provisions of this Section 4.5. Such funds shall be invested as directed by mutual agreement of the applicable Sellers and the applicable Buyers, as specified on
                           Schedule 4.5.1 hereto, or if they are unable to agree, in a money market investment, with the earnings to be disbursed as set forth herein. Such funds shall not be invested at a yield in excess of the yield on the applicable Bonds unless an opinion of Bond Counsel is delivered to the applicable Sellers stating that investment at a yield in excess of the yield on the applicable Bonds will not cause such Bonds to lose their tax exempt status.

                                    4.5.2. Term of Escrow. Except with respect
                           to disbursements to make principal and interest payments on the Bonds as described in Section 4.5.3 below and as otherwise provided in Section 4.5.4 below, the funds deposited with the Escrow Agent pursuant to Section 4.5.1 above shall be held in escrow until the earlier of (i) March 15, 1999, or
                           (ii) August 31, 1998 unless on or prior to such date the applicable Seller, ShoLodge and, if applicable, Shoney's, Inc., and all of their affiliates, are released from any and all liability with respect to such Bonds and the documents executed in connection therewith, including, without limitation, the reimbursement obligation to the issuer of the credit enhancement securing such Bonds, or (iii) the refinancing of the applicable Bonds so that (A) the applicable Seller, ShoLodge and, if applicable, Shoney's Inc., and all their affiliates, have been released as set forth in part (ii) and (B) either (x) the Purchase Money Mortgage given with respect to such Asset Motel is a first priority mortgage lien on such Asset Motel, or (y) the Purchase Money Note delivered with respect to such Asset Motel is paid in full. The applicable Seller and/or ShoLodge shall have the exclusive right until August 17, 1998 to obtain the release as contemplated in part (ii) and part (iii)(A) of the immediately preceding sentence. In the event that such release has not been obtained on or before August 17, 1998, the applicable Buyer shall have the right to attempt to obtain such release, and, in such regard, the applicable Buyer shall be entitled to pledge, as security for the new letter of credit provider, the escrowed funds referred to in Section 4.5.1. Should such release be obtained on or before August 31, 1998 in accordance with part (ii) of the third preceding sentence and should such Bonds be refinanced in accordance with part (iii) of the third preceding sentence on or before March 15, 1999, the then remaining principal portion of the funds held in escrow with respect to such Asset Motel and all undisbursed investment earnings thereon shall be disbursed to the Buyer reflected on Schedule 4.5.1. In the event that such release is not obtained on or before August 31, 1998 in accordance with part (ii) of the fourth preceding sentence or in the event that such refinancing of the applicable Bonds does not occur in accordance with part (iii) of the fourth preceding sentence on or before March 15, 1999, the remaining principal portion of the escrow funds with respect to such Asset Motel and all undisbursed investment earnings thereon shall be disbursed directly to the trustee for the applicable Bonds for the redemption and payment in full the principal of, and interest on, such Bonds on the earliest redemption date thereafter or, if applicable, to the issuer of any credit enhancement securing such Bonds to reimburse such issuer for the payment of the principal of, and interest on, such Bonds made by such credit enhancer. All interest due and payable upon the redemption of such Bonds and not paid from the disbursement of investment earnings described in the preceding sentence shall be paid by the applicable Buyer. Any remaining undisbursed investment earnings after payment in full of such Bonds shall be disbursed to the applicable Buyer. For purposes of this Section 4.5.2, "release" shall not mean the release of any breach of a representation or warranty then in existence or any then existing default with respect to a non-monetary obligation.

                                    4.5.3. Principal and Interest Payments. On
                           the dates as specified in Schedule 4.5.3, an amount from the escrowed funds as specified in Schedule
                           4.5.3 shall be disbursed to the trustee for the applicable Bonds to pay principal payments required to be made by the applicable Buyer on the Bonds as specified on such schedule or, if applicable, to the issuer of any credit enhancement securing such Bonds to reimburse such issuer for the payment of the principal of such Bonds made by such credit enhancer. On each interest payment date with respect to the Bonds, undisbursed investment earnings shall be disbursed to the trustee for the applicable Bonds to pay interest payments required to be made by the applicable Buyer on the Bonds on such interest payment date or, if applicable, to the issuer of any credit enhancement securing such Bonds to reimburse such issuer for the payment of the interest of such Bonds made by such credit enhancer. Each applicable Buyer shall have the right to make directly to the trustee and/or the credit enhancer payments of principal or interest on any principal or interest payment date, in which case the applicable Buyer shall receive reimbursement from the principal portion of the escrowed funds or undisbursed investment earnings thereon, as applicable. For purposes of this Section 4.5, interest shall include letter of credit and remarketing fees.

                                    4.5.4. Default. Should the applicable Buyer
                           default in its obligation to make interest payments on the Bonds and should such default continue for ten
                           (10) days, the applicable Seller, at its option, may direct that the remaining principal portion of the escrow funds and all undisbursed investment earnings thereon shall be disbursed directly to the trustee for the Bonds for the redemption and payment in full of the principal of, and interest on, the Bonds on the earliest redemption date thereafter or, if applicable, to the issuer of the credit enhancement for the Bonds to reimburse such credit enhancer for the payment of the principal of, and interest on, the Bonds made by such credit enhancer. All interest due and payable upon the redemption of the Bonds and not paid from the disbursement of investment earnings as described in the preceding sentence shall be paid by the applicable Buyer. Any remaining undisbursed investment earnings after payment in full of such Bonds shall be disbursed to the applicable Buyer.

                                    4.5.5. Assumption of Obligations. The
                           applicable Buyers shall assume all obligations of the applicable Sellers with respect to the Bonds and all documents executed in connection thereof, including the reimbursement obligation to the issuer of the credit enhancement securing such Bonds. In connection with the assumption of the Bonds, ShoLodge and/or the applicable Sellers represent to the applicable Buyers that (i) to their best knowledge, there is not an event of default in existence with respect to the documents evidencing, securing or governing the Bonds and no event which would, but for the passage of time or provision of notice or both constitute an event of default under such documents. ShoLodge and the applicable Sellers agree to indemnify and hold the applicable Buyers harmless from and against any loss, damage, liability or expense paid or incurred by the applicable Buyers as a result of any existing breach of any obligation, undertaking, representation or warranty by the applicable Seller and/or ShoLodge under the terms and conditions of any of the documents or agreements evidencing, securing or governing the Bonds. Further, ShoLodge and/or the applicable Sellers acknowledge and agree that certain of the obligations of the applicable Sellers and/or ShoLodge under such documents can, by their nature, only be performed or observed by ShoLodge and/or the applicable Sellers, including, without limitation, the obligations under those certain reimbursement agreements entered into by and between the bank providing the letter of credit insuring the Bonds and ShoLodge, and ShoLodge and/or the applicable Sellers agree to continue to perform or observe such obligations until such time as the credit enhancement securing the Bonds has been released or terminated. The applicable Buyers shall receive a credit from the applicable Sellers for all interest which has accrued but has not yet been paid with respect to such Bonds, and all interest which becomes due and payable after Closing shall be paid by the applicable Buyers. The applicable Sellers shall receive a credit for all fees paid in advance with respect to such Bonds after giving effect to the proration of such fees between the applicable Buyers and the applicable Sellers until the Closing Date.

                                    4.5.6. Costs. All costs and expenses
                           incurred in maintaining the Bonds, including, without limitation, the cost of providing opinions of bond counsel and the cost of the attorneys for Sellers in preparing the assumption and escrow documents as described herein (but not to exceed $7,500) and the fees and expenses payable to the issuers of the credit enhancement securing such Bonds to obtain their consent to the transactions contemplated in this Section 4.5, and all costs and expenses related to the refinancing of such Bonds shall be paid by the applicable Buyers. No such fees and expenses payable to such issuers of credit enhancement shall be incurred without the prior written approval of the applicable Buyer.

                                    4.5.7. Economic Benefit. In the event that
                           the Bonds, or any portion thereof, are refinanced as contemplated in this Section 4.5, the "economic benefit" (as hereinafter defined) of such refinancing shall be shared one-half (1/2) by the applicable Sellers as identified on Schedule 4.5.1 and one-half (1/2) by the applicable Buyers as identified on
                           Schedule 4.5.2. The "economic benefit" shall be an amount calculated by multiplying the outstanding principal amount of the indebtedness or portion thereof which refinances the Bonds as contemplated in this Section 4.5 by a percentage equal to the difference between the interest rate on the indebtedness or portion thereof which refinances the Bonds as contemplated in this Section 4.5 and nine percent (9%). The economic benefit shall be split as described herein for the period from the date of such refinancing until the date the indebtedness which refinances such Bonds (or if applicable, any subsequent refinancing or refinancings thereof) is paid in full. The economic benefit payable to the applicable Sellers as identified on Schedule 4.5.1 shall be paid by the applicable Buyers as identified on Schedule 4.5.1 monthly in arrears, but the applicable Buyers shall first be entitled to recoup, equally out of each party's portion of the economic benefit, the amount of all costs and expenses incurred in maintaining the Bonds and in refinancing the same. The applicable Buyers shall provide the applicable Sellers an itemized breakdown of all such costs and expenses immediately upon the closing of any such refinancing of the Bonds contemplated herein.

                  6. The Agreement is hereby amended by deleting the page attached thereto entitled "SCHEDULES AND EXHIBITS" and substituting in lieu thereof such page attached to this Amendment.

                  7. The Agreement is hereby amended by attaching thereto
Schedule 4.5.1 and Schedule 4.5.3 attached to this Amendment.

                  8. Except as hereby modified and amended, the Agreement shall continue in full force and effect.

                         (signatures on following pages)

                  Dated as of the date set forth above.



                SELLERS:                                       BUYERS:
                --------                                       -------

MOBAT, Inc., a Tennessee corporation              Capitol Lithia Springs, LLC, an Ohio
                                                  limited liability company

                                                  By:  Capitol Realty I, LLC, its Managing
By:  /s/ Bob Marloew                                   Member
     -----------------------------------
Its: Secretary
     -----------------------------------          By:  /s/ Michael J. Menzer
                                                       -----------------------------------
                                                       Michael J. Menzer, a Member
Delaware Inns, Inc., a Tennessee
corporation
                                                  Capitol Newark, LLC, an Ohio limited
                                                  liability company
By:  /s/ Leon Moore
     -----------------------------------          By:  Capitol Realty I, LLC, its Managing
Its: President                                         Member
     -----------------------------------

                                                  By:  /s/ Michael J. Menzer
Carolina Inns, Inc., a Tennessee                       -----------------------------------
corporation                                            Michael J. Menzer, a Member


By:  /s/ Leon Moore                               Capitol Greensboro, LLC, an Ohio limited
     -----------------------------------          liability company
Its: President
     -----------------------------------          By:  Capitol Realty I, LLC, its Managing
                                                       Member

Shoney's Inn, Inc., a Tennessee
corporation                                       By:  /s/ Michael J. Menzer
                                                       -----------------------------------
                                                       Michael J. Menzer, a Member
By:  /s/ Leon Moore
     -----------------------------------
Its: President
     -----------------------------------


Sunshine Inns, Inc., a Tennessee
corporation


By:  /s/ Leon Moore
     -----------------------------------
Its: President
     -----------------------------------

Shoney's Inn of Independence, a Tennessee         Capitol Gallatin, LLC, an Ohio limited
general partnership                               liability company

By:  Two Seventeen, Inc., a Tennessee             By:  Capitol Realty I, LLC, its Managing
     corporation, a general partner                    Member

By:  /s/ Leon Moore
     -----------------------------------          By:  /s/ Michael J. Menzer
Its: President                                         -----------------------------------
     -----------------------------------               Michael J. Menzer, a Member

By:  Inn Partners, Inc., a Tennessee
     corporation, a general partner               Capitol Pensacola, LLC, an Ohio limited
                                                  liability company
By:  /s/ Leon Moore
     -----------------------------------          By:  Capitol Realty I, LLC, its Managing
Its: President                                         Member
     -----------------------------------

                                                  By:  /s/ Michael J. Menzer
LAFLA Inn, Inc., a Tennessee corporation               -----------------------------------
                                                       Michael J. Menzer, a Member

By:  /s/ Leon Moore
     -----------------------------------          Capitol Tallahassee, LLC, an Ohio limited
Its: President                                    liability company
     -----------------------------------
                                                  By:  Capitol Realty I, LLC, its Managing
                                                       Member
Alabama Lodging Corporation, a
Tennessee corporation
                                                  By:  /s/ Michael J. Menzer
                                                       -----------------------------------
By:  /s/ Leon Moore                                    Michael J. Menzer, a Member
     -----------------------------------
Its: President
     -----------------------------------          Capitol Independence, LLC, an Ohio
                                                  limited liability company

Demonbreun Hotel Associates, Ltd., a              By:  Capitol Realty I, LLC, its Managing
Tennessee limited partnership                          Member

By:  Inn Partners, Inc., a Tennessee
     corporation, a general partner               By:  /s/ Michael J. Menzer
                                                       -----------------------------------
By:  /s/ Leon Moore                                    Michael J. Menzer, a Member
     -----------------------------------
Its: President
     -----------------------------------

By:  ShoLodge, Inc., a Tennessee                  Capitol Lafayette, LLC, an Ohio limited
     corporation, a general partner               liability company

By:  /s/ Leon Moore                               By:  Capitol Realty I, LLC, its Managing
     -----------------------------------               Member
Its: President
     -----------------------------------
                                                  By:  /s/ Michael J. Menzer
                                                       -----------------------------------
Shoney's Inn of Baton Rouge, a Tennessee               Michael J. Menzer, a Member
general partnership

By:  Two Seventeen, Inc., a Tennessee             Capitol Tuscaloosa, LLC, an Ohio limited
     corporation, a general partner               liability company

By:  /s/ Leon Moore                               By:  Capitol Realty I, LLC, its Managing
     -----------------------------------               Member
Its: President
     -----------------------------------
                                                  By:  /s/ Michael J. Menzer
By:  Inn Partners, Inc., a Tennessee                   -----------------------------------
     corporation, a general partner                    Michael J. Menzer, a Member

By:  /s/ Leon Moore
     -----------------------------------          Capitol Demonbreun, LLC, an Ohio
Its: President                                    limited liability company
     -----------------------------------
                                                  By:  Capitol Realty I, LLC, its Managing
                                                       Member
Shoney's Inns of New Orleans, Ltd., a
Tennessee limited partnership
                                                  By:  /s/ Michael J. Menzer
By:  ShoLodge, Inc., a Tennessee                       -----------------------------------
     corporation, Managing General                     Michael J. Menzer, a Member
     Partner

By:  /s/ Leon Moore                               Capitol Baton Rouge, LLC, an Ohio
     -----------------------------------          limited liability company
Its: President
     -----------------------------------          By:  Capitol Realty I, LLC, its Managing
                                                       Member

Shoney's Inn of Music Valley, Ltd., a
Tennessee limited partnership                     By:  /s/ Michael J. Menzer
                                                       -----------------------------------
By:  ShoLodge, Inc., a Tennessee                       Michael J. Menzer, a Member
     corporation, its only general partner

By:  /s/ Leon Moore
     -----------------------------------
Its: President
     -----------------------------------

Shoney's Inn of Bossier City, Ltd., a             Capitol New Orleans, LLC, an Ohio
Tennessee limited partnership                     limited liability company

By:  ShoLodge, Inc., a Tennessee                  By:  Capitol Realty I, LLC, its Managing
     corporation, Managing General                     Member
       Partner

By:  /s/ Leon Moore                               By:  /s/ Michael J. Menzer
     -----------------------------------               -----------------------------------
Its: President                                         Michael J. Menzer, a Member
     -----------------------------------

                                                  Capitol Music Valley, LLC, an Ohio
ShoLodge, Inc., a Tennessee corporation           limited liability company

By:  /s/ Leon Moore                               By:  Capitol Realty I, LLC, its Managing
     -----------------------------------               Member
Its: President
     -----------------------------------
                                                  By:  /s/ Michael J. Menzer
                                                       -----------------------------------
                                                       Michael J. Menzer, a Member


                                                  Capitol Bossier City, LLC, an Ohio limited
                                                  liability company

                                                  By:  Capitol Realty I, LLC, its Managing
                                                       Member


                                                  By:  /s/ Michael J. Menzer
                                                       -----------------------------------
                                                       Michael J. Menzer, a Member


                                                  CAPITOL MURJACK, Inc., an Ohio
                                                  corporation


                                                  By:  /s/ Michael J. Menzer
                                                       -----------------------------------
                                                  Its: President
                                                       -----------------------------------

                             SCHEDULES AND EXHIBITS


Schedule 1.1.a.     Real Property Legal Descriptions

Schedule 1.1.b.     List of Ground Leases (Seller as Lessee), identified by Property

Schedule 1.1.c.     Leases (Seller as Lessor), identified by Property

Schedule 1.3        Asset Motels (14 properties)

Schedule 1.4        Stock Sale Motels (2 properties)

Schedule 2          Allocation of Purchase Price and Purchase Money Loan

Schedule 4.1.22     Franchise License Agreement - Royalty fee as percentage of gross sales

Schedule 4.5        Outstanding Tax Exempt Bonds/Bond Financing

Schedule 4.5.1.     Cash Escrow

Schedule 4.5.3      Bond Principal Payments

Schedule 8.4        List of all Motel Contracts, identified by Property

Schedule 8.5        Personal Property and Operating Equipment subject to or secured by security agreement(s) of any kind and manner

Schedule 8.26       Stock Sale Company Loans - Equipment Financings

Schedule 8.26.1     Stock Sale, Contingent Contracts and Agreements

Schedule 8.27       Employee Benefit Plans (Group IV and MURJAC)

Schedule 10.1       Improvements

Schedule 12         Employees not rehired by Buyer

EXHIBIT A           Sellers

EXHIBIT B           Buyers